Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.10

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 11, 2024 (this “Ninth Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as a “Ninth Amendment Dollar Refinancing Term Lender” (collectively, the “Ninth Amendment Dollar Refinancing Term Lenders”), each financial institution identified on the signature pages hereto as a “Ninth Amendment Euro Refinancing Term Lender” (collectively, the “Ninth Amendment Euro Refinancing Term Lenders”, and together with the Ninth Amendment Dollar Refinancing Term Lenders, the “Ninth Amendment Refinancing Term Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and US collateral agent (in such capacity, the “US Collateral Agent”) and Kroll Agency Services (US) LLC, as non-US collateral agent (in such capacity, the “Non-US Collateral Agent” and, together with the Administrative Agent and the US Collateral Agent, collectively, the “Agents”). Capitalized terms not otherwise defined in this Ninth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Agents have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of February 28, 2023, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of June 7, 2023, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of July 10, 2023, as further amended by that certain Eighth Amendment to Credit Agreement, dated as of June 28, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Term Borrowers, the Ninth Amendment Refinancing Term Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower Representative has requested that, on the Ninth Amendment Effective Date (as defined below), (a)(i) the outstanding 2023 Incremental Dollar Term Loans as of the Ninth Amendment Effective Date be refinanced with a new term facility in accordance with the applicable provisions of the Existing Credit Agreement (including Sections 1.09 and 9.02(c)(i) thereof) consisting of Ninth Amendment Dollar Refinancing Term Loans (as defined below) and (b) the outstanding Seventh Amendment Euro Incremental Term Loans as of the Ninth Amendment Effective Date be refinanced with a new term facility in accordance with the applicable provisions of the Existing Credit Agreement (including Sections 1.09 and 9.02(c)(i) thereof) consisting of Ninth Amendment Euro Refinancing Term Loans (as defined below) as provided herein and in the Amended Credit Agreement; and

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

WHEREAS, (a) the Ninth Amendment Dollar Refinancing Term Lenders have committed (the amount of such commitment, the “Ninth Amendment Dollar Refinancing Term Loan Commitment”), subject to the terms and conditions hereinafter set forth, to make a Ninth Amendment Dollar Refinancing Term Loan on the Ninth Amendment Effective Date to the applicable Borrower in an aggregate principal amount equal to the aggregate principal amount of 2023 Incremental Dollar Term Loans outstanding on the Ninth Amendment Effective Date immediately prior to the consummation of this Amendment and (b) the Ninth Amendment Euro Refinancing Term Lenders have committed (the amount of such commitment, the “Ninth Amendment Euro Refinancing Term Loan Commitment” and together with the Ninth Amendment Dollar Refinancing Term Loan Commitment, the “Ninth Amendment Refinancing Term Loan Commitments”), subject to the terms and conditions hereinafter set forth, to make a Ninth Amendment Euro Refinancing Term Loan on the Ninth Amendment Effective Date to the applicable Borrower in an aggregate principal amount equal to the aggregate principal amount of Seventh Amendment Euro Incremental Term Loans outstanding on the Ninth Amendment Effective Date immediately prior to the consummation of this Amendment;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Ninth Amendment Refinancing Term Loans.

Subject to the terms and conditions set forth herein, at the Ninth Amendment Effective Date, (i) the Ninth Amendment Dollar Refinancing Term Lender agrees to make a new term loan (a “Ninth Amendment Dollar Refinancing Term Loan”) to the applicable Borrower in an aggregate original principal amount equal to its Ninth Amendment Dollar Refinancing Term Commitment under the Amended Credit Agreement as set forth opposite its name on Schedule I hereto and (ii) the Ninth Amendment Euro Refinancing Term Lender agrees to make a new term loan (a “Ninth Amendment Euro Refinancing Term Loan” and together with the Ninth Amendment Dollar Refinancing Term Loan, the “Ninth Amendment Refinancing Term Loans”) to the applicable Borrower in an aggregate original principal amount equal to its Ninth Amendment Euro Refinancing Term Loan Commitment under the Amended Credit Agreement as set forth opposite its name on Schedule II hereto. The Ninth Amendment Refinancing Term Loan Commitments shall constitute “Additional Term Commitments” under the Amended Credit Agreement and the Ninth Amendment Refinancing Term Loans shall constitute “Additional Term Loans” under the Amended Credit Agreement.

SECTION 2. Amendments to the Existing Credit Agreement.

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 3 below, on and after the Ninth Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in Annex I attached hereto.

SECTION 3. Conditions to the Ninth Amendment Effective Date. The effectiveness of this Ninth Amendment is subject to the satisfaction (or waiver) of the following conditions and this Ninth Amendment shall become effective on the time at which such conditions are satisfied or waived (such date, the “Ninth Amendment Effective Date”):

(a) this Ninth Amendment shall have been duly executed by each Loan Party, the Administrative Agent and the Ninth Amendment Refinancing Term Lenders (which may include a copy transmitted by facsimile or other electronic method);

(b) the Administrative Agent (or its counsel) shall have received, on behalf of the Ninth Amendment Refinancing Term Lenders on the Ninth Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Ninth Amendment Effective Date and addressed to the Agents and the Ninth Amendment Refinancing Term Lenders;

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(c) the Administrative Agent shall have received, on behalf of the Ninth Amendment Refinancing Term Lenders, a certificate of a Responsible Officer of each Term Borrower (or the Borrower Representative on its respective behalf), dated as of the Ninth Amendment Effective Date, which shall (I) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Ninth Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (II) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in the Eighth Amendment;

(d) the representations and warranties of each Loan Party in Section 4 shall be true and correct in all material respects on and as of the Ninth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(e) no Event of Default exists on the Ninth Amendment Effective Date;

(f) the Administrative Agent shall have received, on behalf of the Ninth Amendment Refinancing Term Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (d) and (e) of this Section 3;

(g) the Administrative Agent shall have received, on behalf of the Ninth Amendment Refinancing Term Lenders, at least three Business Days prior to the Ninth Amendment Effective Date, (I) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (II) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (I) and (II), that has been reasonably requested by any Lender in writing at least ten Business Days in advance of the Ninth Amendment Effective Date;

(h) the Administrative Agent shall have received, on behalf of the Ninth Amendment Refinancing Term Lenders, an executed Borrowing Request in accordance with Section 2.03 of the Existing Credit Agreement in respect of the Ninth Amendment Refinancing Term Loans; it being understood that the requirement to deliver such Borrowing Request shall not result in the imposition of any condition precedent that is otherwise expressly set forth herein;

(i) the Administrative Agent shall have received an executed prepayment notice, in accordance with Section 2.11(a) of the Existing Credit Agreement in respect the prepayment or replacement of any 2023 Incremental Dollar Term Loan and/or Seventh Amendment Euro Incremental Term Loan;

(j) at the Ninth Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each 2023 Incremental Term Loan Lender, all accrued interest owing to such 2023 Incremental Term Loan Lender as of the Ninth Amendment Effective Date; and

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

(k) prior to or substantially concurrently with the funding of the Ninth Amendment Refinancing Term Loans under the Amended Credit Agreement, the Administrative Agent shall have received all fees and expenses required to be paid by the Borrower Representative pursuant to the Amended Credit Agreement for which invoices have been presented at least three Business Days prior to the Ninth Amendment Effective Date (or such later date to which the Borrower Representative may agree), which amounts may be offset against the proceeds of the Ninth Amendment Refinancing Term Loans.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Ninth Amendment, each Borrower hereby makes the representations and warranties in Article 3 of the Existing Credit Agreement and each other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Ninth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 5. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Ninth Amendment does not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agents under the Loan Documents.

(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Ninth Amendment Effective Date, this Ninth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Ninth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Ninth Amendment.

(d) On and after the Ninth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Ninth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Ninth Amendment shall, collectively, constitute a “Refinancing Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SECTION 6. Amendments; Execution in Counterparts; Severability.

(a) This Ninth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 1.13, Section 2.23 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Ninth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Ninth Amendment in any jurisdiction.

SECTION 7. Agents. The Borrower Representative acknowledges and agrees that (i) JPMorgan Chase Bank, N.A., in its capacity as administrative agent and US collateral agent under the Existing Credit Agreement will continue to serve as Administrative Agent and US Collateral Agent under the Amended Credit Agreement and (ii) Kroll Agency Services (US) LLC, in its capacity as non-US collateral agent under the Existing Credit Agreement will continue to serve as Non-US Collateral Agent under the Amended Credit Agreement.

SECTION 8. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS NINTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS NINTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Headings. Section headings in this Ninth Amendment are included herein for convenience of reference only, are not part of this Ninth Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Ninth Amendment.

SECTION 10. Counterparts. This Ninth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Ninth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Ninth Amendment. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect), (iii) reaffirms (A) each Lien granted by it to the Collateral Agents for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement and (v) nothing contained in this Ninth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SECTION 12. Appointment of Arrangers. The Borrower hereby appoints JPMorgan Chase Bank, N.A., UBS Securities LLC, HSBC Securities (USA) Inc., Royal Bank of Canada, BofA Securities, Inc., MUFG Bank, Ltd., Barclays Bank PLC, Deutsche Bank Securities Inc., Fifth Third Bank, National Association, BMO Capital Markets Corp., BNP Paribas Securities Corp., Wells Fargo Securities, LLC, Banco Santander, S.A., Capital One, National Association, Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation, TD Securities (USA) LLC and Standard Chartered Bank as lead arrangers in connection with this Ninth Amendment (in such capacity, the “Lead Arrangers”). The Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Ninth Amendment other than those applicable to all Lenders as such. Without limiting the foregoing, the Lead Arrangers shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Ninth Amendment or in taking or not taking action hereunder.

[Remainder of page intentionally left blank.]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Vice President and Treasurer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

NIELSEN CONSUMER LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: SVP - Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

NIELSENIQ SUB HOLDINGS I B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

GFK NORTH AMERICA HOLDING LLC
GFK US HOLDINGS, INC.
GFK US, LLC
GFK CUSTOM RESEARCH, LLC
GFK BOUTIQUE RESEARCH INC.

By:	/s/ Stephen Goodreds
Name: Stephen Goodreds
Title: President and Treasurer

GFK GMBH

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Managing Director

By:	/s/ Joshua Britton Hubbert
Name: Joshua Britton Hubbert
Title: Managing Director

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

GRACE HOLDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

By:	/s/ Alexander Pfann
Name: Alexander Pfann
Title: Managing Director

GRACE BIDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

By:	/s/ Alexander Pfann
Name: Alexander Pfann
Title: Managing Director

GFK MIDDLE EAST CR HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK ENTERTAINMENT GMBH

By:	/s/ Mathias Giloth
Name: Mathias Giloth
Title: Managing Director

TRMR VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

GFK BETEILIGUNGSGESELLSCHAFT MBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK NORTH AMERICA HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK GEOMARKETING GMBH

By:	/s/ Doris Vera Luisa Steffen
Name: Doris Vera Luisa Steffen
Title: Managing Director

ACCELERATIO HOLDCO SÀRL

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Manager

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and the US Collateral Agent

By:	/s/ Alaina Moran
Name: Alaina Moran
Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

KROLL AGENCY SERVICES (US) LLC, as the Non-US Collateral Agent

By:	/s/ Martin Reed
Name: Martin Reed
Title: Managing Director

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, N.A., as a Ninth Amendment Dollar Refinancing Term Lender

By:	/s/ Alaina Moran
Name: Alaina Moran
Title: Vice President

[Signature Page to Ninth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

JPMORGAN CHASE BANK, LONDON BRANCH, as a Ninth Amendment Euro Refinancing Term Lender

By:	/s/ Altan Kayaalp
Name: Altan Kayaalp
Title: Executive Director

[Signature Page to Ninth Amendment to Credit Agreement]